Principal Exchange-Traded Funds
Supplement dated July 1, 2017
to the Statement of Additional Information dated November 1, 2016 amended and restated May 8, 2017
(as supplemented June 16, 2017)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Management Agreement, delete the Principal Active Global Dividend Income ETF, Principal Healthcare Innovators Index ETF, Principal Millennials Index ETF, Principal Price Setters Index ETF and Principal Shareholder Yield Index ETF section, and replace with the following:
Principal Active Global Dividend Income ETF, Principal Healthcare Innovators Index ETF, Principal Millennials Index ETF, Principal Price Setters Index ETF, and Principal Shareholder Yield Index ETF
The Management Agreement between these Funds and PGI provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan, brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
In addition, PGI has contractually agreed to limit certain Funds' expenses (excluding interest expense, expenses related to fund investments, and other extraordinary expenses). The reductions and management fee waivers/expense reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis. The expenses borne by PGI are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds' exceeding the total operating expense limit. The operating expense limit and the agreement term are as follows:

Contractual Limit on Total Annual Fund Operating Expenses
Fund	Limit	Expiration
Principal Price Setters Index ETF	0.29%	6/30/2018
Principal Shareholder Yield Index ETF	0.29%	6/30/2018

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